UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 19, 2016 (September 15, 2016)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 15, 2016, Sidney Stolz's employment terminated as President of Network Solutions of Healthways, Inc. Mr. Stolz's employment was terminated without cause. He will receive separation payments for termination without cause under his previously filed employment agreement.
Item 7.01.  Regulation FD Disclosure.
The Company issued a press release, dated September 19, 2016, announcing a new organizational structure for the Company and Mr. Stolz's departure. The press release is furnished with this Current Report as Exhibit 99.1.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits

Exhibit 99.1	Press Release, dated September 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAYS, INC.

By:	/s/ Robert E. Dries
Robert E. Dries
Chief Financial Officer
Date:  September 19, 2016

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated September 19, 2016